EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the accompanying Quarterly Report of Brampton Crest International Inc. (the "Company") on Form 10-QSB for the three month period ending March 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brad Hacker, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            (2) The information contained in the Report fully presents, in all material respects, the financial condition and results of operations of the Company.


By: /s/ Brad Hacker
    ------------------------------------
    Brad Hacker
    Chief Financial Officer

    May 11, 2007